Exhibit 32.1

MY GROUP, INC.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MY Group, Inc., a Nevada corporation (the “Company”), on Form 10-Q for the quarter ended July 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kok Cheang Lim, President, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 11, 2012	By:	/s/ Kok Cheang Lim
	Name:	Kok Cheang Lim
	Title:	President, Chief Executive Officer and Chief Financial Officer